Columbia Municipal Income Fund

On February 16, 2006, Columbia Municipal Income Fund (Fund) purchased 842,500 par value of bonds of MBTA Senior Sales Tax 5.25% `29 (Securities) for a total purchase price of $962,295 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Siebert Brandford Shank & Co., LLC; Banc of America Securities LLC;
Lehman Brothers; Morgan Stanley; Raymond James & Associates, Inc.; USB
Financial Services Inc.; Citigroup; Carolan & Co.; Corby Capital Markets, Inc.; M.R. Beal & Company; Goldman Sachs & Co.; Merrill Lynch & Co.; JP Morgan; RBC Capital Markets


Columbia Municipal Income Fund

On February 16, 2006, Columbia Municipal Income Fund (Fund) purchased 337,000 par value of bonds of MBTA Senior Sales Tax 5.25% `29 (Securities) for a total purchase price of $384,918 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Siebert Brandford Shank & Co., LLC; Banc of America Securities LLC; Lehman Brothers; Morgan Stanley; Raymond James & Associates, Inc.; USB Financial Services Inc.; Citigroup; Carolan & Co.; Corby Capital Markets, Inc.; M.R. Beal & Company; Goldman Sachs & Co.; Merrill Lynch & Co.; JP Morgan; RBC Capital Markets


Columbia Municipal Income Fund

On February 16, 2006, Columbia Municipal Income Fund (Fund) purchased 337,000 par value of bonds of MBTA Senior Sales Tax 5.25% `29 (Securities) for a total purchase price of $384,918 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Siebert Brandford Shank & Co., LLC; Banc of America Securities LLC;
Lehman Brothers; Morgan Stanley; Raymond James & Associates, Inc.; USB Financial Services Inc.; Citigroup; Carolan & Co.; Corby Capital Markets, Inc.; M.R. Beal & Company; Goldman Sachs & Co.; Merrill Lynch & Co.; JP Morgan; RBC Capital Markets



Columbia Municipal Income Fund

On February 16, 2006, Columbia Municipal Income Fund (Fund) purchased 168,500 par value of bonds of MBTA Senior Sales Tax 5.25% `29 (Securities) for a total purchase price of $192,459 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Bear, Stearns & Co. Inc.; Siebert Brandford Shank & Co., LLC; Banc of America Securities LLC;
Lehman Brothers; Morgan Stanley; Raymond James & Associates, Inc.; USB Financial Services Inc.; Citigroup; Carolan & Co.; Corby Capital Markets, Inc.; M.R. Beal & Company; Goldman Sachs & Co.; Merrill Lynch & Co.; JP Morgan; RBC Capital Markets


Columbia Municipal Income Fund

On March 16, 2006, Columbia Municipal Income Fund (Fund) purchased 1,500,000 par value of bonds of Kansas Development Finance Auth 5% 11/1/20 (Securities) for a total purchase price of $1,604,325 from A.G. Edwards pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Banc of America Securities LLC, George K. Brown & Company; Piper Jaffray & Co.; A.G. Edwards; RBC Capital Markets; Edward D. Jones & Co.., LP; Oppenheimer
& Company, Inc.



Columbia Municipal Income Fund

On March 16, 2006, Columbia Municipal Income Fund (Fund) purchased 450,000 par value of bonds of Kansas Development Finance Auth 5% 11/1/20 (Securities) for a total purchase price of $481,298 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Banc of America Securities LLC, George K. Brown & Company; Piper Jaffray & Co.; A.G. Edwards; RBC Capital Markets; Edward D. Jones & Co.., LP; Oppenheimer
& Company, Inc.


Columbia Municipal Income Fund

On March 16, 2006, Columbia Municipal Income Fund (Fund) purchased 450,000 par value of bonds of Kansas Development Finance Auth 5% 11/1/20 (Securities) for a total purchase price of $481,298 from RBC Capital Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Banc of America Securities LLC, George K. Brown & Company; Piper Jaffray & Co.; A.G. Edwards; RBC Capital Markets; Edward D. Jones & Co.., LP; Oppenheimer
& Company, Inc.


Columbia Municipal Income Fund

On March 16, 2006, Columbia Municipal Income Fund (Fund) purchased 300,000 par value of bonds of Kansas Development Finance Auth 5% 11/1/20 (Securities) for a total purchase price of $320,865 from Piper Jaffray pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Banc of America Securities LLC, George K. Brown & Company; Piper Jaffray & Co.; A.G. Edwards; RBC Capital Markets; Edward D. Jones & Co.., LP; Oppenheimer
& Company, Inc.



Columbia Municipal Income Fund

On March 16, 2006, Columbia Municipal Income Fund (Fund) purchased 300,000 par value of bonds of Kansas Development Finance Auth 5% 11/1/20 (Securities) for a total purchase price of $320,865 from George K. Baum pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Banc of America Securities LLC, George K. Brown & Company; Piper Jaffray & Co.; A.G. Edwards; RBC Capital Markets; Edward D. Jones & Co.., LP; Oppenheimer
& Company, Inc.



Columbia Municipal Income Fund

On March 15, 2006, Columbia Municipal Income Fund (Fund) purchased 1,500,000 par value of bonds of Puerto Rico Convention Center 5% 7/1/20 (Securities) for a total purchase price of $1,605,630 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Banc of America Securities, LLC; Citigroup; Goldman, Sachs & Co.; JP Morgan; Merrill Lunch & Co; Morgan Stanley; Raymond James & Associates, Inc.; Samuel A. Ramirez & Co.; Wachovia Bank, National Association

Columbia Municipal Income Fund

On March 15, 2006, Columbia Municipal Income Fund (Fund) purchased 600,000 par value of bonds of Puerto Rico Convention Center 5% 7/1/20 (Securities) for a total purchase price of $642,252 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Banc of America Securities, LLC; Citigroup; Goldman, Sachs & Co.; JP Morgan; Merrill Lynch & Co; Morgan Stanley; Raymond James & Associates, Inc.;
Samuel A. Ramirez & Co.; Wachovia Bank, National Association


Columbia Municipal Income Fund

On March 15, 2006, Columbia Municipal Income Fund (Fund) purchased 300,000 par value of bonds of Puerto Rico Convention Center 5% 7/1/20 (Securities) for a total purchase price of $321,126 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Banc of America Securities, LLC; Citigroup; Goldman, Sachs & Co.; JP Morgan; Merrill Lynch & Co; Morgan Stanley; Raymond James & Associates, Inc.; Samuel A. Ramirez & Co.; Wachovia Bank, National Association





Columbia Municipal Income Fund

On March 15, 2006, Columbia Municipal Income Fund (Fund) purchased 300,000 par value of bonds of Puerto Rico Convention Center 5% 7/1/20 (Securities) for a total purchase price of $321,126 from Merrill Lynch pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Banc of America Securities, LLC; Citigroup; Goldman, Sachs & Co.; JP Morgan; Merrill Lynch & Co; Morgan Stanley; Raymond James & Associates, Inc.; Samuel A. Ramirez & Co.; Wachovia Bank, National Association











Columbia Municipal Income Fund

On March 15, 2006, Columbia Municipal Income Fund (Fund) purchased 300,000 par value of bonds of Puerto Rico Convention Center 5% 7/1/20 (Securities) for a total purchase price of $321,126 from Wachovia pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Banc of America Securities, LLC; Citigroup; Goldman, Sachs & Co.; JP Morgan; Merrill Lynch & Co; Morgan Stanley; Raymond James & Associates, Inc.; Samuel A. Ramirez & Co.; Wachovia Bank, National Association









Columbia Municipal Income Fund

On February 3, 2006, Columbia Municipal Income Fund (Fund) purchased 2,000,000 par value of bonds of NY Tobacco TSASC INC 5% 6/1/26 (Securities) for a total purchase price of $1,968,520 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.




Columbia Total Return Bond Fund

On January 9, 2006, Columbia Total Return Bond Fund (Fund) purchased 2,850,000 par value of common stock notes of Johnson Controls 5.25% 1/15/11 (Securities) for a total purchase price of $2,849,630 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Barclays Capital; Calyon Securities (USA); Commerzbank Corporates & Markets; LaSalle Capital Markets; ING Financial Markets; Piper Jaffray; KBC Financial Products ; TD Securities; Wells Fargo Securities




Columbia Total Return Bond Fund

On January 10, 2006, Columbia Total Return Bond Fund (Fund) purchased 65,000 par value of bonds of Westlake Chemicals (Securities) for a total purchase price of $64,788 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; JP Morgan; Credit Suisse Boston



Columbia Total Return Bond Fund

On January 11, 2006, Columbia Total Return Bond Fund (Fund) purchased 185,000 par value of common stock notes of Quebecor Media 7.75% `16 (Securities) for a total purchase price of $185,000 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Columbia Total Return Bond Fund

On January 13, 2006, Columbia Total Return Bond Fund (Fund) purchased 315,000 par value of common stock notes of R.H. Donnelley Corp 8.875% `16 (Securities) for a total purchase price of $315,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Columbia Total Return Bond Fund

On January 26, 2006 Columbia Total Return Bond Fund (Fund) purchased 250,000 par value of common stock notes of NRG Energy Inc. 7.25% '14 (Securities) for a total purchase price of $250,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley;
Citi Group; Lehman Brothers; Deutsche Bank Securities; Goldman, Sachs & Co. Merrill Lynch & Co.


Columbia Total Return Bond Fund

On January 26, 2006 Columbia Total Return Bond Fund (Fund) purchased 250,000 par value of common stock notes of NRG Energy Inc. 7.375%'16 (Securities) for a total purchase price of $250,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley;
Citi Group; Lehman Brothers; Deutsche Bank Securities; Goldman, Sachs & Co. Merrill Lynch & Co.


Columbia Total Return Bond Fund

On Februray 22, 2006 Columbia Total Return Bond Fund (Fund) purchased 35,000 par value of common stock notes of K. Hovnanian Enterprises 7.5% 5/15/16 (Securities) for a total purchase price of $35,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Columbia Total Return Bond Fund

On Februray 27, 2006 Columbia Total Return Bond Fund (Fund) purchased 1,835,000 par value of common stock notes of Comcast Corp 5.9% 3/15/06 (Securities) for a total purchase price of $1,832,468 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Goldman, Sachs & Co.; Merrill Lynch & Co.


Columbia Total Return Bond Fund

On March 1, 2006, Columbia Total Return Bond Fund (Fund) purchased 240,000 par value of common stock notes of Quebecor World Cap Corp 8.75%3/15/16 (Securities) for a total purchase price of $240,000 from Citi Group Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



Columbia Total Return Bond Fund

On March 13, 2006, Columbia Total Return Bond Fund (Fund) purchased 465,000 par value of common stock notes of QuickSilver Resources 7.125% 4/1/16 (Securities) for a total purchase price of $465,000 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:JP Morgan; BNP Paribas; Credit Suisse; Goldman Sachs & Co.


Columbia Total Return Bond Fund

On March 13, 2006, Columbia Total Return Bond Fund (Fund) purchased 2,420,000 par value of bonds of Archstone Smith 5.75 3/15/16 (Securities) for a total purchase price of $2,411,094 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Morgan Stanley; Citigroup; Lehman Brothers; ABN AMRO Incorporated; Commerzbank Corporates & Markets; KeyBanc Capital Markets


Columbia Total Return Bond Fund

On March 29, 2006, Columbia Total Return Bond Fund (Fund) purchased 535,000 par value of common stock notes of Host Marriot LP 6.75% 6/01/16 (Securities) for a total purchase price of $535,000 from Goldman Sachs 0005 pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Columbia Convertible Securities Fund

On January 26, 2006, Columbia Convertible Securities Fund (Fund) purchased 7,410,000 par value of equity of NRG Energy 5.75% Preferred `09 (Securities) for a total purchase price of $7,410,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Deutsche Bank Securities; Goldman, Sachs & Co.; Merrill Lynch & Co.


Columbia Small Cap Value Fund II


On January 25, 2006, Columbia Small Cap Value Fund II (Fund) purchased 2,125 par value of equity of Chipotle Mexican Grill (Securities) for a total purchase price of $46,750 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley; SG Cowen & Co.; CitiGroup; JP Morgan; A.G. Edwards; RBC Capital Markets; SunTrust Robinson Humphrey; Wachovia Securities

Columbia Small Cap Value Fund II


On January 30, 2006, Columbia Small Cap Value Fund II (Fund) purchased 15,078 par value of equity of H&E Equipment Services Inc. (Securities) for a total purchase price of $271,395 from Credit Swiss First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Banc of America LLC; JP Morgan; Credit Suisse; Deutsche Bank Securities; UBS Investment Bank



Nations Corporate Bond Fund

On January 9, 2006, Nations Corporate Bond Fund (Fund) purchased 400,000 par value of common stock notes of Johnson Controls 5.25.% (Securities) for a total purchase price of $399,948 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; JP Morgan; Barclays Capital; Calyon Securities (USA); Commerzbank Corporates & Markets; LaSalle Capital Markets; ING Financial Markets; Piper Jaffray; KBC Financial Products ; TD Securities; Wells Fargo Securities



Nations Corporate Bond Fund

On February 27, 2006, Nations Corporate Bond Fund (Fund) purchased 175,000 par value of common stock notes of Comcast Corp 5.9% 3/15/16 (Securities) for a total purchase price of $174,759 from Goldman Sachs & Co. pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Goldman, Sachs & Co.; Merrill Lynch & Co.

Nations Corporate Bond Fund

On February 27, 2006, Nations Corporate Bond Fund (Fund) purchased 235,000 par value of bonds of Archstone Smith 5.75 3/15/16 (Securities) for a total purchase price of $234,135 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Morgan Stanley; Citigroup; Lehman Brothers; ABN AMRO Incorporated; Commerzbank Corporates and Markets; Keybanc Capital Markets




Columbia Marsico 21st Century Fund

On January 25, 2006, Columbia Marsico 21st Century Fund (Fund) purchased 80,350 par value of equity of Chipotle Mexican Grill (Securities) for a total purchase price of $1,767,700 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley;
SG Cowen & Co.; CitiGroup; JP Morgan; A.G. Edwards; RBC Capital Markets; SunTrust Robinson Humphrey; Wachovia Securities


Columbia Marsico 21st Century Fund

On January 25, 2006, Columbia Marsico 21st Century Fund (Fund) purchased 1,607 par value of equity of Chipotle Mexican Grill (Securities) for a total purchase price of $34,354 from Cowen pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Morgan Stanley;
SG Cowen & Co.; CitiGroup; JP Morgan; A.G. Edwards; RBC Capital Markets; SunTrust Robinson Humphrey; Wachovia Securities